UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 24, 2009, Wind River Systems, Inc. (“Wind River”) sent a notice to employees of Wind River required by Section 101(i)(1) of the Employment Retirement Income Security Act of 1974, as amended, informing them that transactions involving Wind River common stock in the Wind River Systems, Inc. 401(k) Plan (the “401(k) Plan”) will not be permitted for those participants in the 401(k) Plan who direct Fidelity to tender their shares in the tender offer commenced by Intel Corporation on June 11, 2009 (the “Tender Offer”) (such suspension, the “Tender Offer Blackout Period”). This notice provides that the Tender Offer Blackout Period is expected to commence on July 6, 2009, at 4:00 p.m., New York City time, and is expected to end during the week of July 20, 2009. The Tender Offer Blackout Period is necessary for the process of exchanging shares of Wind River common stock for cash as part of the Tender Offer and transferring such funds into the Fidelity Retirement Money Market Portfolio.

On June 24, 2009, Wind River was deemed to have received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Wind River sent another notice (the “Notice”) to its directors and executive officers on June 24, 2009, informing them of the Tender Offer Blackout Period and certain trading restrictions in Wind River securities that will be imposed on directors and executive officers during the Tender Offer Blackout Period in the event that 50% or more of the participants in the 401(k) Plan who hold shares of Wind River common stock in their 401(k) Plan accounts tender in the Tender Offer. During the Tender Offer Blackout Period and for a period of two years after the ending date of the Tender Offer Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Tender Offer Blackout Period by contacting:

De Anna Mekwunye

Wind River Systems, Inc.

Manager, Stock Administration

Telephone: (510) 749 2172

Facsimile: (510) 217 3593

A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Restrictions on Trading Wind River Securities dated June 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2009	WIND RIVER SYSTEMS, INC.

	By:	/s/ Ian Halifax
Ian Halifax
Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Restrictions on Trading Wind River Securities dated June 24, 2009.